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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 29, 1999


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of September 30, 1999, providing for the issuance of Mortgage Pass-Through Certificates, Series 1999-A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-59687              95-4683489
        --------                      ---------              ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

6320 Canoga Avenue
Woodland Hills, California                              91367
- --------------------------                              -----
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
                                                   --------------



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

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not Applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not Applicable.

         (c)      Exhibits
                  --------


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.             Description
- -----------     -----------             -----------

       5.1      5                       Opinion of Counsel of Thacher Proffitt &
                                        Wood

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WMC SECURED ASSETS CORP

                                               By: /s/ David B. Trzcinski
                                                   -----------------------------
                                               Name:   David B. Trzcinski
                                               Title:  Executive Vice President,
                                                       CFO & Treasurer


Dated: September 29, 1999

                                  EXHIBIT INDEX
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Exhibit No.       Description                                               Page
- -----------       -----------                                               ----
5.1               Opinion of Counsel of Thacher Proffitt & Wood             5
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